EXHIBIT 10.5
Form of
NON-RECOURSE GUARANTY
     THIS NON-RECOURSE GUARANTY (this “Guaranty”), dated as of April 4, 2008, made by CALLON PETROLEUM OPERATING COMPANY, a Delaware corporation (“Guarantor”), in favor of CIECO ENERGY (ENTRADA) LLC, a Delaware limited liability company (“Lender”).
WITNESSETH:
     WHEREAS, pursuant to a Credit Agreement, dated as of April 4, 2008 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), between Callon Entrada Company, a Delaware corporation (“Borrower”) and Lender, Lender has agreed to make Loans to Borrower in accordance with the Credit Agreement; and
     WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement, Guarantor is required to execute and deliver this Guaranty; and
     WHEREAS, it is in the best interests of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the Loans made to Borrower by Lender pursuant to the Credit Agreement;
     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loans to Borrower pursuant to the Credit Agreement, Guarantor agrees, for the benefit of Lender, as follows:
ARTICLE I
DEFINITIONS
     Section 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Borrower” is defined in the first recital.
     “Credit Agreement” is defined in the first recital.
     “Guaranteed Obligations” is defined in Section 2.1.
     “Guarantor” is defined in the preamble.
     “Guaranty” is defined in the preamble.
     “Lender” is defined in the preamble.
     “Solvent” means, with respect to any Person at any time, a condition under which (a) the fair saleable value of such Person’s assets is, on the date of determination, greater than the total amount of such Person’s liabilities (including contingent and unliquidated liabilities) at such time; (b) such Person is able to pay all of its liabilities as such liabilities mature; and (c) such Person does not have unreasonably small capital with which to conduct its business. For purposes of this definition (i) the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the “fair saleable value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and (iii) the “regular market value” of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.
     “Taxes” is defined in clause (a) of Section 2.8.
     “U.C.C.” means the Uniform Commercial Code as in effect in the State of Texas.
     Section 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     Section 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty, including its preamble and recitals, with such meanings.
ARTICLE II
GUARANTY PROVISIONS
     Section 2.1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably (all of the following guaranteed and indemnified obligations being collectively called the “Guaranteed Obligations”)
     (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of Borrower now or hereafter existing under the Credit Agreement, the Note, and each other Loan Document, whether for principal, interest, fees, expenses or otherwise, and all other obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (including in all cases all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and
     (b) indemnifies and holds harmless Lender and any holder of the Note for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by Lender or such holder, as the case may be, in enforcing any rights under this Guaranty; PROVIDED THAT IT IS THE INTENTION OF GUARANTOR THAT THIS INDEMNIFICATION APPLY IN THE CASE OF THE ORDINARY NEGLIGENCE OF LENDER OR ANY HOLDER OF THE NOTE BUT GUARANTOR SHALL HAVE

NO OBLIGATION HEREUNDER TO THE EXTENT THAT SUCH COSTS AND EXPENSES ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER OR ANY HOLDER OF THE NOTE;
This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender or any holder of the Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other Person) before or as a condition to the obligations of Guarantor hereunder.
     Section 2.2. Acceleration of Guaranty. Guarantor agrees that in the event of the death, incompetency, or dissolution or insolvency of Guarantor, or an assignment by Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, Guarantor will pay to Lender forthwith the full amount which would be payable hereunder by Guarantor if all such Guaranteed Obligations were then due and payable.
     Section 2.3. Guaranty Absolute, etc. Except as otherwise provided for in this Guaranty, this Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full, all obligations of Guarantor hereunder shall have been paid in full and all the obligations of Borrower pursuant to the Credit Agreement, the Note and the other Loan Documents shall have been paid in full and terminated. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender or any holder of the Note with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of: (a) any lack of validity, legality or enforceability of the Credit Agreement, the Note or any other Loan Document; (b) the failure of Lender or any holder of the Note (i) to assert any claim or demand or to enforce any right or remedy against Borrower or any other Person (including any other guarantor) under the provisions of the Credit Agreement, the Note, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation; (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, the Note or any other Loan Document; (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by Lender or any holder of the Note securing any of the Guaranteed Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any surety or any guarantor.
     Section 2.4. Reinstatement, etc. Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by Lender or any holder of the Note, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, as though such payment had not been made.
     Section 2.5. Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Lender or any holder of the Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against Borrower or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.
     Section 2.6. Waiver of Subrogation. Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower that arise from the existence, payment, performance or enforcement of Guarantor’s obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash in full and all the obligations of Borrower pursuant to the Credit Agreement, the Note and the other Loan Documents shall not have been terminated, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, Lender, and shall forthwith be paid to Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.
     Section 2.7. Successors, Transferees and Assigns; Transfers of Note, etc. This Guaranty shall: (a) be binding upon Guarantor, and its successors, transferees and assigns; and (b) inure to the benefit of and be enforceable by Lender, any holder of the Note and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), Lender may assign or otherwise transfer (in whole or in part) the Note held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to Lender under any Loan Document (including this Guaranty) or otherwise.
     Section 2.8. Payments Free and Clear of Taxes, etc. Guarantor hereby agrees that:
     (a) All payments by Guarantor hereunder shall be made in accordance with the Credit Agreement free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Lender’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then Guarantor will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted, (ii) promptly forward to Lender an official receipt or other documentation satisfactory to Lender evidencing such payment to such authority, and (iii) pay to Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by Lender will equal the full amount Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against Lender with respect to any payment received by Lender hereunder, Lender may pay such Taxes and Guarantor will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount Lender would have received had not such Taxes been asserted.
     (b) If Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Guarantor shall indemnify Lender for any incremental Taxes, interest or penalties that may become payable by Lender as a result of any such failure.
     (c) Without prejudice to the survival of any other agreement of Guarantor hereunder, the agreements and obligations of Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and interest under the Note and any other Guaranteed Obligations.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Guarantor hereby represents and warrants unto Lender as set forth in this Section (i) as of the date of this Agreement, (ii) on the date, and both before and after giving effect to the making of any Loan, and (iii) on the date of delivery of the financial information required pursuant to Section 7.1.1(c) of the Credit Agreement, as follows:
     Section 3.1. Organization. Guarantor is a corporation duly incorporated and is validly existing and in good standing under the laws of the state of its incorporation; and the Guarantor is duly qualified and in good standing as a foreign corporation in each jurisdiction where, because of the nature of its activities or properties, such qualification is required and where the failure so to qualify would have a material adverse effect on the financial condition, business, operations and prospects of the Guarantor.
     Section 3.2. Due Authorization. Guarantor has the full legal power, right and capacity to enter into and perform this Guaranty and the other Loan Documents. The consummation of the transactions contemplated by this Guaranty and the other Loan Documents are within Guarantor’s power, have received all necessary corporate, governmental and other approvals, exemptions, authorizations, licenses and permits (if any shall be required), and (a) do not and will not contravene or conflict with any provision of the articles of incorporation or bylaws of Guarantor; (b) do not and will not contravene or conflict with any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to Guarantor, and (c) do not and will not result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Guarantor is a party or by which Guarantor or its properties may be bound, including, without limitation, any confidentiality agreement or restrictions or disclosure of information.
     Section 3.3. Validity and Binding Nature. This Guaranty and any other Loan Documents to which it is party have been duly executed and delivered and constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and similar laws applicable to creditors generally.
     Section 3.4. No Consent. No authorization, consent or approval, or any formal exemption, of any governmental body or regulatory authority (federal, state or local) is or will be necessary to the valid execution, delivery or performance by Guarantor of this Guaranty or any other Loan Documents to which it is party.
     Section 3.5. Notice of Default. As of the Effective Date, Guarantor has not received any notice of default and is not in default in any material respect under and has not breached in any material respect (i) any order, writ, injunction or decree of any court or of any commission or other administrative agency, or (ii) any material agreement or material contract or obligation to which Guarantor is a party or by which Guarantor is bound, or to which Guarantor may be subject, or affecting the Subject Interests or any portion thereof.
     Section 3.6. Pending Litigation. Except as set forth on Schedule II to the Credit Agreement, there are no actions, suits or proceedings by or before any court, arbitrator or any governmental commission, board, bureau or other administrative agency pending, or to the knowledge of Guarantor threatened, against Borrower or Guarantor or any of the Subject Interests, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Guaranty or any of the other Loan Documents.
     Section 3.7. Compliance. Guarantor has complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its businesses or any of its properties. As of the Effective Date, Guarantor has not received any notice to the effect that Borrower and its Subsidiaries or Guarantor, their operations or their properties, including, but not limited to, the Subject Interests, are not in compliance with any of the requirements of applicable Environmental Laws, or are the subject of any federal or state investigations evaluating whether any remedial action is needed to respond to a Release of any Hazardous Material, whether from their properties, including, but not limited to, the Subject Interests, or elsewhere.

     Section 3.8. Representation with Respect to True and Complete Disclosure. All material factual information heretofore or contemporaneously furnished by or on behalf of Guarantor to Lender for purposes of or in connection with this Guaranty or the other Loan Documents or any transaction contemplated hereby or thereby, including, but not limited to, factual data supporting any reserve reports and financial statements, is, true, correct and accurate in all material respects on the date as of which such information is dated or certified and does not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading, and all estimated material so furnished was prepared on the basis of assumptions, data, information, tests or conditions believed to be valid or accurate or to exist at the time such material was prepared and so furnished.
     Section 3.9. SECTION 3.8 Ownership. As of the date hereof, Guarantor is the legal and beneficial direct owner of one hundred percent (100%) of the outstanding ownership interests of Borrower, free and clear of all liens, security interests, options or other charges or encumbrances.
     Section 3.10. Solvency. After giving effect to the Loan under the Credit Agreement, Guarantor is Solvent.
ARTICLE IV
COVENANTS, ETC.
     Guarantor covenants and agrees that, so long as any portion of the Guaranteed Obligations shall remain unpaid or so long as any portion of the obligations of Borrower pursuant to the Credit Agreement, the Note and the other Loan Documents shall not have been terminated, Guarantor will, unless Lender shall otherwise consent in writing, perform the obligations set forth in this Article IV.
     Section 4.1. Other Agreements. Guarantor will not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by Guarantor hereunder or in connection herewith.
     Section 4.2. Certain Notices. During the term hereof, Guarantor will not change its name, identity, principal place of business without notifying Lender of any such change at least 30 days prior to the effective date of such change.
     Section 4.3. Further Assurances. Guarantor and Lender will execute and deliver all such other and additional instruments, notices, releases and other documents and will do all such other acts and things as may be necessary or appropriate more fully to evidence the intent of the parties hereunder.
     Section 4.4. Ownership of Borrower. Guarantor will maintain direct ownership of no less than one hundred percent (100%) of the outstanding ownership interests of Borrower or any successor company by merger, free and clear of all liens, security interests, options or other charges or encumbrances other than Liens in favor of Lender under the Loan Documents.

     Section 4.5. Notice of Default. Guarantor shall furnish or cause to be furnished to Lender copies of the following information: any notice of Guarantor’s default or breach in any material respect under (i) any order, writ, injunction or decree of any court or of any commission or other administrative agency, or (ii) any material agreement or material contract or obligation to which Guarantor is a party or by which Guarantor is bound, or to which Guarantor may be subject, or affecting the Subject Interests or any portion thereof.
ARTICLE V
MISCELLANEOUS PROVISIONS
     Section 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
     Section 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by Lender and any holder of the Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that Guarantor may not assign any of its obligations hereunder without the prior written consent of Lender and any holder of the Note.
     Section 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Guarantor and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     Section 5.4. Notices. All notices and other communications hereunder to Guarantor shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address, or facsimile number as may be designated by such party in a notice to the other parties. Any notice or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified on the signature page hereof and confirmation of receipt is received (the receipt thereof shall be deemed to have been acknowledged upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission; provided that if the day on which such facsimile is received in not a Business Day or is after 4:00 p.m. on a Business Day, then the receipt of such facsimile shall be deemed to have been acknowledged on the next following Business Day), (ii) if given by mail, three (3) Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified on the signature page hereof; except that notices to the Lender shall not be effective until received by the Lender.
     Section 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of Lender or any holder of the Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     Section 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.
     Section 5.7. Setoff. In addition to, and not in limitation of, any rights of Lender or any holder of the Note under applicable law, Lender and each such holder shall, upon the occurrence of any Default described in Section 8.1.3 of the Credit Agreement or any Event of Default, have the right to appropriate and apply to the payment of the obligations of Guarantor owing to it hereunder, whether or not then due, and Guarantor hereby grants to Lender and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of Guarantor then or thereafter maintained with Lender or such holder and any and all property of every kind or description of or in the name of Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, Lender, such holder or any agent or bailee for Lender or such holder.
     Section 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
     Section 5.9. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF TEXAS. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
     Section 5.10. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE

OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.
     Section 5.11. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR GUARANTOR. GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THE CREDIT AGREEMENT. LENDER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION.
     Section 5.12. No Oral Agreements. THIS WRITTEN GUARANTY TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     Section 5.13. Non-Recourse Nature of Guaranty; Assignment. Notwithstanding the terms and provisions of this Guaranty or any other Loan Document, Guarantor shall not have any liability for any of the Guaranteed Obligations, except for (i) the rights and remedies of Lender with respect to the “Collateral” as defined in and pursuant to the Pledge Agreement and applicable law, (ii) the rights and remedies of Lender with respect to the “Mortgaged Property” as defined in and pursuant to the Mortgage executed by Guarantor in favor of Lender and applicable law, and (iii) any liability of Guarantor hereunder or under applicable law as a result of any breach of or failure to observe or comply with any of its covenants, representations, warranties and other obligations arising under this Guaranty, the Pledge Agreement or such Mortgage; and Lender, for itself and on behalf of its successors and assigns and their respective Affiliates, hereby acknowledges and agrees that it shall have no claim against Guarantor for any Guaranteed Obligations except as set forth in the immediately preceding clauses (i), (ii) and (iii).

Notwithstanding anything to the contrary in this Guaranty or any other Loan Document, Guarantor shall perform all acts necessary to effectuate the acknowledgement by MMS of the assignment and conveyance of the Mortgaged Property to Borrower in accordance with Section 7.1.15(e) of the Credit Agreement. Upon receipt by the Lender of satisfactory evidence, in its reasonable discretion, of the recognition and acknowledgement by the MMS of the assignment and conveyance of the Mortgaged Property from Guarantor to the Borrower, Lender agrees to promptly terminate this Guaranty.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty as of the date first above written.

/s/ CALLON PETROLEUM OPERATING COMPANY, as Guarantor